Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 13:- COMMITMENTS AND CONTINGENT LIABILITIES

a.	Commitments:

1.	Royalty commitments:

Under the Company’s research and development agreements with the Israel Innovation Authority (the IIA) and pursuant to applicable laws, the Company is required to pay royalties at the rate of 3.5% of sales of products developed with funds provided by the IIA, up to an amount equal to 100% of the research and development grants (dollar-linked) received from the IIA. The obligation to pay these royalties is contingent upon actual sales of the products. Royalties payable with respect to grants received under programs approved by the IIA after January 1, 1999, are subject to interest on the U.S. dollar-linked value of the total grants received at the annual rate applicable to dollar deposits at the time the grants are received. No grants were received since 2007. As of December 31, 2022, the Company has an outstanding contingent obligation to pay royalties to the IIA, including interest, in the amount of approximately $3,603 thousand, with respect to the grants. Since year 2012, the developed software for which the grant was received is no longer being sold and is not expected to be sold in the future. Accordingly no royalty expenses were recorded during the respective years, and the Company anticipates that no royalties will be paid in the future.

2.	Litigation:

a.	On February 2, 2020, the Company filed with the Tel-Aviv District Court a claim against Imdecol Ltd., requesting to enforce pledges placed on Imdecol for the benefit of the Company, due to Imdecol’s inability to repay its debts to the Company.

On February 25, 2020, the court ruled in favor of the Company and determined that the pledges are to be enforced.

On July 20, 2020 the court appointed a receiver over the Company’s pledged assets.

On March 22, 2021, the District Court issued a liquidation order in respect of Imdecol, and on October 14, 2021 the Company submitted to the liquidator a debt claim.

In December 2022, the Company wrote off Imdecol’s remaining debt in the amount of $54,000.

b.	On January 3, 2022, the Company received a demand letter from of one of its customers alleging that the Company has materially breached its agreement with the customer by supplying it with a faulty manufacturing machine. The customer requested from the Company reimbursement of a NIS 750,694 payment (approximately $241,000) it had made to the Company in consideration for the machine and NIS 500,000 (approximately $160,000) for claimed damages.

In August 2022, the parties signed a settlement agreement, according to which in full satisfaction of the customer’s claims the Company paid the customer NIS 700,000 (approximately $210,000) plus VAT, in 6 monthly installments. In connection with this claim, on September 6, 2022, the Company collected insurance proceeds in the amount of NIS 190,000 (approximately $54,000). All of the costs associated with this claim were recorded in the years 2022 and 2021.

c.	On January 16, 2022, the Company received a letter, on behalf of a former independent sales agent, claiming that he was actually an employee of the Company of the Company and demanding a total of NIS 1,232,709 (approximately $361,000) as employee benefits.

On November 2022, the parties signed a settlement agreement according to which in full satisfaction of his claims, the Company paid the independent sales agent NIS 100,000 (plus VAT). These costs (approximately $28,000 plus VAT) were recorded in the year 2022, and were paid in 2023.